                                                                    Exhibit 10.4


When recorded return to:
ON Semiconductor
Semiconductor Components Industries, LLC
Law Department, M/D A700
5005 E. McDowell Road
Phoenix, AZ 85008
Attn: Judith A. Boyle, Assistant General Counsel

                                  DEED OF TRUST

TRUSTOR:          Michael and Roxanne Rohleder, husband and wife
                  8217 N. Coconino Road
                  Paradise Valley, AZ 85253

BENEFICIARY:      Semiconductor Components Industries, LLC, a Delaware limited liability company
                  5005 E. McDowell Road
                  Phoenix, AZ 85008

TRUSTEE:          Fidelity National Title Insurance Company, a California
                    corporation
                  P.O. Box 32695
                  Phoenix, AZ 85064

PROPERTY in Maricopa County, State of Arizona, described as:

         See Exhibit A attached hereto and incorporated herein by this reference.

This Deed of Trust made between the Trustor, Trustee and Beneficiary above named,

         WITNESSETH: That Trustor IRREVOCABLY GRANTS, BARGAINS, SELLS, CONVEYS, TRANSFERS and ASSIGNS to TRUSTEE, IN TRUST WITH POWER OF SALE, the above described real property and all buildings and improvements thereon or that may hereafter be erected thereon, all fixtures, and all equipment, machinery, and apparatus of every kind and nature now located on said property or hereafter attached to or used in connection with the property described above, all of which Trustor represents are and shall be and are intended to be a part of the realty, together with all permits, licenses, grazing and range rights relating to or pertaining to said property, if any, together with all and singular the tenements, hereditaments, and appurtenances, and all of the rents, issues and profits thereof, and the reversion and reversions, remainder and remainders, and together with all water rights thereunto belonging, to have and hold unto Trustee, its successors and assigns forever (hereinafter called "Trust Property").

         FOR THE PURPOSE OF SECURING:

         (1) To secure performance of the covenants and agreements herein set forth and payment of Trustor's Note dated the second day of March, 2001, in the sum of One Million

Dollars ($1,000,000) and interest as specified therein, and any and all extensions, revisions or renewals thereof in whole or in part.

         (2) Performance of each covenant, promise and agreement of Trustor contained herein or incorporated herein by reference; and

         (3) Payment of all sums required to be made by Trustor pursuant to the terms hereof. It is understood, however, by Trustor and Beneficiary that Beneficiary shall not be required to make any such additional advances and/or Loans and that, if any such advances and/or Loans are made, they will be made only at such times and in such amounts as Beneficiary may, in its sole discretion, determine.

         TO PROTECT THE PROPERTY AND SECURITY GRANTED BY THIS TRUST DEED, IT IS
AGREED:

         1. Trustor warrants that it is seized of good and merchantable fee simple title to the Trust Property, subject only to reservations in the patent, water right application, obligations arising in favor of water use or irrigation associations or companies (none of the assessments of which are delinquent), current taxes not delinquent, easements and restrictions of record. Trustor acknowledges that all legal descriptions of real estate listed herein were provided by Trustor, warrants the correctness of such descriptions, and agrees that, in the event there does exist an error or defect in such legal descriptions, Trustor authorizes Trustee to do all acts and things and execute all documents deemed necessary by Beneficiary, proper and convenient for the perfection, protection, preservation or enforcement of Beneficiary's rights hereunder.

         2. Trustor agrees to pay all indebtedness secured hereby including principal, interest, costs and attorney's fees in accordance with the terms of each evidence of indebtedness.

         3. Trustor agrees to pay, before the same becomes delinquent, all taxes, assessments, water and other charges levied or assessed upon or against the Trust Property, and in addition all charges for gas, electricity and other items furnished to or charged against the Trust Property.

         Trustor agrees to pay, prior to delinquency, any and all ground rents and amounts payable under any Lease, trust deed, mortgage or other instrument which may be an encumbrance on the Trust Property.

         4. Trustor agrees to keep the improvements now or hereafter located on the Trust Property insured against loss by fire and other hazards and casualties in such amounts and for such periods as may be required from time to time by Beneficiary. Trustor also agrees to maintain and keep in force during the term hereof flood hazard insurance as may be or may have been required by Beneficiary or by law or regulation. Trustor agrees to pay the premiums on such insurance, when due and prior to delinquency, and furnish proof of such payment to Beneficiary. All insurance shall be carried in responsible insurance companies approved by Beneficiary. The policies shall be held by Beneficiary and shall have, at all times, loss payable clauses attached thereto in favor of and approved by Beneficiary.

                  In the event of any loss or damage to the improvements, Trustor will give immediate notice by mail to Beneficiary and make proper proof of loss (and if not made by Trustor, Beneficiary may make the same). Beneficiary may require that the payment for such loss be paid directly to Beneficiary only and not jointly to Trustor and Beneficiary. Beneficiary may, at its option, apply the payment to the reduction of the indebtedness secured hereby or may apply the same to the restoration or repair of the property damaged. Trustor hereby assigns to Beneficiary all such policies and the payments to be made thereunder.

                  In the event of foreclosure of this Trust Deed, or exercise of the power of sale given to Trustee, or acquisition of the title to the property by Beneficiary or its assigns, all right, title, and interest of Trustor in and to the policies and proceeds thereof and sums payable thereunder shall forthwith pass automatically to the purchaser of said property.

                  5. Trustor agrees to keep the buildings and other improvements on the property at all times in good condition and repair. All apparatus and machinery shall be kept in good working order and properly serviced and repaired. Trustor will not allow nor commit any waste, and will not demolish nor structurally alter any buildings on the property, and will do no act to injure or depreciate the value of such property. The property and buildings thereon shall be kept in a reasonably clean, safe and sanitary condition and shall not be allowed to become dilapidated or rundown.

                  Trustor agrees that it will not remove or allow to be removed any fixture or fixtures from the Trust Property without the prior written consent of Beneficiary. Trustor further agrees that in adding any new fixtures or in substituting fixtures on the Trust Property, prior proof will be furnished Beneficiary that no security exists therein.

                  6. In the event Trustor fails to make any payment required to be made by it hereunder, or fails to keep the property so insured, or fails to keep the property so repaired, or fails to perform any of its other obligations hereunder, Beneficiary may make any such payment, obtain any such insurance, make any such repairs (Trustor hereby grants Beneficiary the right to go upon the premises for such purpose), or remedy any other default of Trustor. All expenditures made by Beneficiary shall be prima facie evidence of the necessity therefor and reasonableness thereof. Such expenditures, together with all incidental costs of Beneficiary, including reasonable attorney's fees if incurred, shall be immediately due and payable by Trustor to Beneficiary, shall bear interest until paid at the rate of two percent (2%) per month, and shall be secured by this Trust Deed.

                  7. Trustee and Beneficiary and their officers, employees, and agents may enter upon and inspect the property at any reasonable time or times.

                  8. The proceeds of any judgment, award or settlement in any condemnation or eminent domain proceeding or on account of injury to the property by reason of public use, or by reason of private trespass, or other injury to the property, shall be paid to Beneficiary, who may at its option, either reapply the proceeds to reduce the indebtedness secured hereby (whether matured or to mature in the future) or be released to Trustor. Trustor hereby assigns and transfers to Beneficiary all such amounts and proceeds and agrees that Beneficiary may receipt for the same on behalf of Trustor.

                  9. Trustor by execution of this Deed of Trust assigns and transfers to Beneficiary all of Trustor's right, title and interest in and to all leases, rents, profits or income from the Trust Property and each and every part thereof, including all present and future leases or rental agreements, which assignment and transfer may be enforced by Beneficiary only upon any default by Trustor, existing under this agreement, by any one or more of the following methods: (a) appointment of a receiver; (b) Beneficiary taking possession of the Trust Property; (c) Beneficiary collecting any moneys payable under leases or rental agreements directly from the parties obligated for payment; (d) injunction; or (e) any other method permitted by law.

                  Unless and until Beneficiary shall elect to collect said rents and rentals, the same shall be collected by Trustor, but Beneficiary may at any time, after Trustor's default, collect all such rents and rentals and Trustor agrees not to hinder or delay Beneficiary in collecting the same.

                  Any rents or rentals received by Beneficiary shall be applied first to the cost of collection, second to any expenses Beneficiary may expend in making the property ready for or satisfactory to any lessee or tenant, and the remainder shall be applied on the indebtedness secured hereby (whether matured or unmatured) as Beneficiary may elect.

                  Trustor shall not consent to the cancellation or surrender of any lease on the property, or any portion thereof, having an unexpired term of two (2) years or more, or decrease the rental payable under any lease, or receive or collect more than two (2) month's rent in advance, and Trustor agrees not to default in performing its obligations under all leases on the property.

                  10. Time is of the essence of this Trust Deed. No failure on the part of Beneficiary to exercise any of its rights hereunder shall be construed as a waiver of or prejudice its rights in the event of any other subsequent default or breach. No delay on the part of Beneficiary in exercising any of its rights hereunder shall preclude it from the exercise thereof at any time during the continuance of any such default. The acceptance of late payments shall not waive the "time is of the essence" provision. All rights and remedies of Beneficiary are cumulative and concurrent, and may be exercised singly, severally or concurrently as Beneficiary may elect.

                  11. In the event the indebtednesses secured hereby or this Trust Deed is placed in the hands of attorneys for collection or foreclosure, then Trustor agrees to pay reasonable attorney's fees to Beneficiary, in addition to the amount due thereon, together with all costs and expenses incurred by Beneficiary in the collection and foreclosure thereof, and together with the cost of a title search, the payment of which sums are secured by this Trust Deed.

                  12. In the event of any default by Trustor in the payment of the indebtedness secured hereby; or in the event of any default of Trustor in performing any of its obligations hereunder or any obligations under any loan agreement or other document executed by Trustor and held by Beneficiary; or in the event Trustor, or any guarantor or surety shall be adjudicated insolvent or bankrupt or any proceedings are filed by or against them or any of them in the nature of bankruptcy or reorganization or arrangement with creditors; or in the event any proceeding is filed to foreclose or any Notice of Trustee's Sale is recorded on any other lien on the Trust

Property (whether junior or senior to this Trust Deed); or in the event any Writ or Attachment shall be filed or levied against the Trust Property; or in the event Trustor abandons the Trust Property or leaves the same unattended or unprotected; or in the event Beneficiary shall deem the security provided by this Trust Deed inadequate or in danger of being impaired or diminished from any cause whatsoever (any of such events being an event of default hereunder); then and in any such event Beneficiary may declare the entire debt and all indebtedness of Trustor to Beneficiary to be immediately due and payable without notice to Trustor. Beneficiary may thereupon, at its option, and without prior notice and without affecting the lien of this Trust Deed, do any one or more of the following: enter upon the premises and inspect, repair, improve and maintain the same, rent or lease the premises or portions thereof as Beneficiary shall see fit, and perform such other acts thereon as Beneficiary may deem necessary or advisable; sue for all or part of the indebtedness owing from Trustor to Beneficiary without affecting or without losing the security of this Trust Deed; foreclose this Trust Deed as a mortgage in the manner provided by law; cause the exercise of the power of sale granted herein; bring an action for damages, or exercise such other remedies or combination of remedies Beneficiary may have under law and equity.

                  13. Upon payment in full of all sums secured hereby and performance of all obligations of Trustor hereunder, the lien of this Trust Deed upon the Trust Property shall be released by reconveyance by Deed of Release, which said reconveyance and release shall be without warranty and shall operate to reconvey the estate vested in Trustee hereby.

                  Beneficiary may, at any time, without notice, release any person liable for payment of any indebtedness secured hereby, release portions of the Trust Property from this Trust Deed, or extend or modify the time for payment of the indebtedness secured hereby by agreement with Trustor or by agreement with subsequent owners of said property, and any such release, extension or modification shall not affect the personal liability of any person for the payment of said indebtedness or the lien of this Trust Deed upon the remaining portion of said property.

                  At any time, without liability therefor and without notice, and without affecting the personal liability of Trustor of any other person for payment of the indebtedness secured hereby, Trustee may, with the consent of
Beneficiary: (a) release and reconvey by Deed of Release any part of the Trust Property from the lien hereof; (b) consent to the making and recording of any maps or plats of the Trust Property; (c) join in granting any easement on the Trust Property; or (d) join in any extension agreement or any agreement subordinating or modifying the lien or charge hereof. If Trustee shall perform any such acts or execute complete or partial reconveyances it shall be paid a fee in accordance with its established fees and charges therefor.

                  If reconveyance by Deed of Release is to be made by Trustee, Beneficiary shall deliver the original of this Trust Deed and the note secured hereby to Trustee with a request for reconveyance by Deed of Release.

                  The Grantee in any Deed of Release executed pursuant to this Trust Deed may be described as "the person or persons legally entitled thereto" and the recitals therein of any matters or facts shall be conclusive proof of the truthfulness thereof.

                  14. In the event of default hereunder, Beneficiary, if it desires Trustee to exercise the power of sale granted hereby, shall execute and deliver to Trustee a written declaration of default and demand for sale and shall surrender to Trustee this Trust Deed, the note secured hereby and all documents evidencing any expenditures hereunder, together with such other documents as Trustee may require. Beneficiary shall also execute and deliver to Trustee all notices to Trustor that must be signed by Beneficiary. Upon receipt thereof, Trustee shall sell the Trust Property as provided by law. Trustee may postpone the sale as provided by law. After sale of the Trust Property, Trustee shall deliver its deed to the purchaser conveying the property so sold but without any covenant or warranty, express or implied. The recital in any such deed of any matters or facts, stated either specifically or in general terms, or as conclusions of law or facts, shall be conclusive proof of the truthfulness thereof.

                  15. Beneficiary may, at any time, request cancellation of Trustee's Notice of Sale, whereupon Trustee shall execute and record, or cause to be recorded, a Cancellation of Notice of Sale in the same county in which the Notice of Sale was recorded. The exercise by Beneficiary of this right shall not constitute a waiver of any default then existing or subsequently occurring.

                  In the event this Trust Deed and the indebtedness and obligations secured hereby are reinstated in the manner provided by law, Beneficiary shall forthwith notify Trustee thereof as provided by law. Upon such notification, Trustee shall record, or cause to be recorded, a Cancellation of Notice of Sale in the same county in which the Notice of Sale was recorded within the period then required by law.

                  16. In the event of default hereunder, at any time before the Trust Property has been sold pursuant to the power of sale granted hereby, this Trust Deed may be foreclosed in the manner provided by law for the foreclosure of mortgages on real property.

                  17. In the event of default hereunder, Beneficiary shall be entitled to the appointment of a Receiver to take charge of the property, collect the rents, issues and profits therefrom, care for and repair the same, improve the same when necessary or desirable, lease and rent the property or portion thereof (including leases existing beyond the term of receivership), plant, cultivate and harvest crops thereon, and otherwise use and utilize the property and to have such other duties as may be fixed by the Court.

                  Trustor specifically agrees that the Receiver may be appointed without any notice to Trustor whatsoever, and the Court may appoint a Receiver without reference to matters normally taken into account by Courts in the discretionary appointment of Receivers, it being the intention of Trustor to hereby authorize the appointment of a Receiver when Trustor is in default and Beneficiary has requested the appointment of a Receiver. Trustor hereby agrees and consents to the appointment of the particular person or firm (including an officer or employee of Beneficiary) designated by Beneficiary as Receiver and hereby waives its rights to suggest or nominate any person or firm as Receiver in opposition to that designated by Beneficiary.

                  18. Beneficiary may substitute another Trustee herein named to exercise the rights, powers and duties granted by law and contained herein. Upon such appointment, and without the necessity of a conveyance to the successor Trustee, the latter shall be vested with all the title, powers and duties conferred upon the Trustee herein named.

                  19. Beneficiary or any purchaser at Trustee's sale or at any foreclosure sale may, if it so elects, be subrogated to and succeed to all the rights of Trustor under any or all leases on the property or portions thereof. Beneficiary may, if it so elects, subordinate its rights hereunder to any lease on the property, or a portion thereof, and keep the lease in effect through and after any foreclosure action or Trustee's sale.

                  20. Beneficiary shall be subrogated to the lien, notwithstanding its release of record, of any prior mortgage, trust deed or other encumbrance paid or discharged from the proceeds of the note secured hereby, or from any advance made by Beneficiary.

                  21. In the event of the passage after the date of this Trust Deed of any law levying any tax upon this Trust Deed or the debt secured hereby, which Beneficiary is obliged to pay, then Trustor agrees to pay said tax or reimburse Beneficiary for the payment of the same, provided that Trustor shall not be obligated to pay any amount which would be considered as interest at a rate higher than allowed by law, and provided further that in the event of the enactment of any such law Beneficiary shall have the right, at its option, to declare the indebtedness secured hereby to be immediately due and payable.

                  22. Trustor agrees that in the event of a sale, assignment, encumbrance, or any other transfer of the Trust Property described herein or any portion thereof or interest therein, whether such transfer is voluntary or involuntary, or in the event Trustor contracts for the sale of said property, or any portion thereof or interest therein, then and in that event, Beneficiary may, at its option, accelerate the time for payment of all indebtedness secured hereby and demand full repayment thereof, or give its written consent to such transfer on such terms and conditions as Beneficiary may in its sole discretion require.

                  23. Trustee may, but shall be under no obligation or duty to, appear in or defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee. If Trustee shall take such action at the request of Beneficiary, it shall be paid therefor in accordance with its established fees and charges and shall be reimbursed for its costs and expenses actually incurred, including attorney's fees.

                  24. The Trust created hereby is irrevocable by Trustor. Trustee accepts this Trust Deed, duly executed and acknowledged, is made a public record as provided by law, but acceptance is not required as a condition to the validity hereof, and this Trust Deed is effective upon delivery. Trustee shall not be obligated to notify any party hereto of pending sale under any other trust deed, or any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party, except as required by law.

                  25. The word "Trustor" and the language of this instrument shall, where there is more than one Trustor, be construed as plural and be binding equally on Trustors. The obligations of Trustors hereunder and under the note secured hereby shall be joint and several. This Trust Deed applies to, is binding upon, and inures to the benefit of all parties hereto, their heirs, executors, administrators, successors and assigns. The term "Beneficiary" shall include not only the original Beneficiary hereunder, but also any future owner and holder of the note secured hereby.

                  26. If any provision hereof should be held unenforceable or invalid, in whole or in part, then such unenforceable or void provision or part shall be deemed separable from the remaining provisions hereof and shall in no way affect the validity of this Trust Deed.

                  27. Notwithstanding any provisions herein, or in the note, notes or other evidences of indebtedness, secured hereby, or in any related agreement between Trustor and Beneficiary, the total liability of Trustor for payments in the nature of interest shall not exceed the limits now imposed by the laws of the State of Arizona.

                  28. Trustor requests that a copy of any Notice of Sale hereunder be mailed to him at his mailing address set forth below. Any notices required to be given to Trustor by mailing shall be effective and complete when mailed and shall be mailed to the address set forth below. Lack of receipt thereof shall in no way invalidate the notice or any sale by Trustee hereunder. If Trustor desires to change the address to which notices shall be mailed, such change shall be accomplished by a request as provided by law.

                  29. Trustee shall be paid for all acts performed by it hereunder or in connection herewith in accordance with its established fees and charges. All such fees and charges shall be paid by Trustor, and if Beneficiary shall advance any such fees or charges, Trustor shall reimburse Beneficiary for same on demand. Payment thereof is secured by this Trust Deed.

                IN WITNESS WHEREOF, Trustor has executed this Deed of Trust this 7th day of March, 2001.


/s/ Michael Rohleder
---------------------------------
Michael Rohleder                          8217 E. Coconino Road
                                          Paradise Valley, AZ 85253


/s/ Roxanne Rohleder
---------------------------------
Roxanne Rohleder                          8217 E. Coconino Road
                                          Paradise Valley, AZ 85253

STATE OF Arizona                    )
         ---------------------------
                                    ) ss.
County of Maricopa                  )
          --------------------------

                  The foregoing instrument was acknowledged before me this 7th day of March 2001, by Michael Rohleder.

                IN WITNESS HEREOF, I have hereunto set my hand and official seal.

                                         /s/ Tracy Hewelt
                                         --------------------------------------
                                                     Notary Public

My commission expires:

        3-2-02
----------------------


                                 [NOTARY SEAL]


STATE OF Arizona                    )
         ---------------------------
                                    ) ss.
County of Maricopa                  )
          --------------------------

                  The foregoing instrument was acknowledged before me this 7th day of March 2001, by Roxanne Rohleder.

                IN WITNESS HEREOF, I have hereunto set my hand and official seal.

                                         /s/ Sheri Biesemeyer
                                         --------------------------------------
                                                     Notary Public

My commission expires:

       6-17-03
----------------------


                                 [NOTARY SEAL]

                                    EXHIBIT A


                                Legal Description

Lot 6, MOCKINGBIRD VISTAS, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 452 of Maps, page 14.